Directors for Re-election Christina M. Ernst Chris A. Ramsey M. Darren Root Mark A. Schroeder

Board of Directors

Introductions

Management Report

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2016 as updated and supplemented by our other SEC reports filed from time to time.

2016 Year in Review

Southern Indiana Community-focused Financial Services Organization • $2.9 Billion Total Banking Assets • $550 Million Brokerage Assets Under Management • $60 Million Annual Insurance Premiums • Banking, Insurance, Investments & Trust • $600 Million Trust Assets Under Management Who We Are • 51 Branch Offices • 600+ FTEs

Bradley M. Rust Executive Vice President and CFO

Financial Trends

$24,055 $25,413 $28,344 $30,064 $35,184 $1.27 $1.32 $1.43 $1.51 $1.57 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016 (Dollars in Thousands) Net Income & Earnings Per Share Earnings Per Share

$2,006 $2,164 $2,237 $2,374 $2,956 $2,933 1.24% 1.25% 1.31% 1.33% 1.24% 1.31% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 Q1 '17 (Dollars in Thousands) Total Assets Annualized Return on Assets

$1,205 $1,382 $1,448 $1,564 $1,990 $1,984 83% 81% 81% 82% 81% 81% $- $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 Q1 '17 (Dollars in Millions) Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans

Construction & Development Loans, $ 68.0 million, 4% Agricultural Loans, $ 292.6 million, 15% Multi-Family Residential Properties, $ 123.7 million, 6% Commercial Real Estate Non- Owner Occupied, $ 506.2 million, 25% Commercial Real Estate Owner Occupied, $ 185.8 million, 10% Commercial & Industrial Loans, $ 442.8 million, 22% Consumer Loans, $ 43.4 million, 2% Home Equity Loans, $135.3 million, 7% Residential Mortgage Loans, $ 185.8 million, 9% Total Loans $1,983.6 million Loan Portfolio Composition As of March 31, 2017 17

0.60% 0.44% 0.29% 0.15% 0.14% 0.20% 2.15% 1.45% 1.04% 0.84% 0.76% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 Q1 '17 Non- Performing Assets to Total Assets GABC Peer Group

0.19% 0.10% -0.01% 0.03% 0.04% 0.03% 0.59% 0.25% 0.15% 0.08% 0.10% -0.10% 0.15% 0.40% 0.65% 0.90% 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 Q1 '17 Net Charge-offs to Average Loans GABC Peer Group

$1,641 $1,812 $1,780 $1,826 $2,350 $2,326 80% 81% 81% 83% 84% 84% $- $500 $1,000 $1,500 $2,000 $2,500 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 Q1 '17 (Dollars in Millions) Total Deposits Non-Maturity Deposit Accounts as % of Total Deposits

Non-Interest Bearing Demand, $572.9 million, 24% Interest Bearing Demand, Savings & Money Market, $1,389.8 million, 60% Time Deposits, $363.8 million, 16% Total Deposit Composition as of March 31, 2017 Cost of Funds 2012 0.60% 2013 0.37% 2014 0.30% 2015 0.28% 2016 0.32% Q1 2017 0.34% Total Deposits $2,326.5 million

$185 $200 $229 $252 $330 $341 13.57% 13.40% 13.21% 12.47% 10.94% 11.39% $- $50 $100 $150 $200 $250 $300 $350 $400 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 Q1 '17 (Dollars in Millions) Total Shareholders’ Equity Annualized Return on Equity

$67,819 $70,319 $76,991 $79,072 $99,470 $21,802 $25,993 3.74% 3.67% 3.76% 3.70% 3.75% 3.63% 3.86% $10,000 $30,000 $50,000 $70,000 $90,000 $110,000 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 Q1 '16 Q1 '17 (Dollars in Thousands) Net Interest Income (Tax-Equivalent) Net Interest Margin

$21,811 $23,615 $23,937 $27,444 $32,013 $7,217 $8,188 24% 25% 24% 26% 24% 25% 24% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 Q1 '16 Q1 '17 (Dollars in Thousands) Non-Interest Income Non-Interest Income as % of Total Revenue

$50,923 $54,905 $57,713 $61,326 $76,587 $20,240 $19,036 56.8% 58.5% 57.2% 57.6% 58.3% 69.8% 55.7% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 Q1 '16 Q1 '17 (Dollars in Thousands) Non-Interest Expense Efficiency Ratio

$24,055 $25,413 $28,344 $30,064 $35,184 $5,146 $9,556 $1.27 $1.32 $1.43 $1.51 $1.57 $0.25 $0.42 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 Q1 '16 Q1 '17 (Dollars in Thousands) Net Income & Earnings Per Share Earnings Per Share

History of Superior Financial Performance Seven Years of Consecutive Record Earnings Performance Double-Digit Return on Equity for Past 12 Consecutive Fiscal Years Highest Performing Indiana-Domiciled Exchange-Traded Financial Institutions (Return on Equity) for 6 Out of the Past 8 Years Consistent Achievement of Superior Asset Quality

Industry Recognition KBW/Stifel 2010 thru 2016 Bank Honor Roll Recipient Bank Director Magazine - Bank Performance Scorecard ($1 - $5 billion Publicly-traded Companies) • #2 Ranking in 2016 • #4 Ranking in 2015 Raymond James 2012 thru 2016 Community Banker Cup Recipient

Comparison of 5 Year Cumulative Total Return Assumes Initial Investment of $100,000 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 2011 2012 2013 2014 2015 2016 Russell 2000 Russell Microcap GABC Peer Group GABC Inc. 5 years = $326,000 10 years = $501,000 15 years = $587,000

Questions & Answers

Directors for Re-election Christina M. Ernst Chris A. Ramsey M. Darren Root Mark A. Schroeder

Jane Thoma